UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

JDS Uniphase Corporation

(Exact name of registrant as specified in its charter)

Commission file number 0-22874

Delaware (State or Other Jurisdiction of Incorporation or Organization)	94-2579683 (IRS Employer Identification Number)

1768 Automation Parkway
San Jose, California 95131

(Address of principal executive offices including zip code)

(408) 546-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events

     JDS Uniphase Corporation (the “Company”) has revised its risk factors which are included as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

Exhibit Number	Description
99.1	Revised Risk Factors Disclosure

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JDS Uniphase Corporation
By:	/s/ Christopher S. Dewees

Christopher S. Dewees
Senior Vice President and General Counsel

Date: October 27, 2003

Exhibit Index
Exhibit Number	Description
99.1	Revised Risk Factor Disclosure